                             LETTER OF TRANSMITTAL

                           DAILEY INTERNATIONAL INC.

                             OFFER TO EXCHANGE ITS
                     9 3/4% SERIES B SENIOR NOTES DUE 2007
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                     9 3/4% SERIES A SENIOR NOTES DUE 2007
                       (PRINCIPAL AMOUNT $1,000 PER NOTE)
              PURSUANT TO THE PROSPECTUS DATED OCTOBER    , 1997.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON NOVEMBER   , 1997, UNLESS THE OFFER IS EXTENDED.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       U.S. TRUST COMPANY OF TEXAS, N.A.

           By mail:                        By hand:                   By overnight mail:

                             For information call:
                              Confirm:
                              Facsimile:

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received the Prospectus,
dated October   , 1997 (the "Prospectus"), of Dailey International Inc. (the
"Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $115,000,000 aggregate principal amount of the Company's 9 3/4% Series B Senior Notes due 2007 (the "Exchange Notes") for a like principal amount of its outstanding 9 3/4% Series A Senior Notes due 2007 (the "Outstanding Notes" and, together with the Exchange Notes, the "Notes"). The Exchange Notes will be unsecured obligations of the Company and are identical in all respects to the Outstanding Notes, except (i) the Exchange Notes have been registered pursuant to the Securities Act of 1933, as amended (the "Securities Act") and, therefore, will not bear legends restricting their transfer, (ii) the holders of the Exchange Notes will not be entitled to certain rights under the Registration Rights Agreement dated as of August 19, 1997 among the Company, the Subsidiary Guarantors (as defined in the Prospectus) and the Initial Purchaser (as defined in the Prospectus) of the Outstanding Notes, and (iii) the Exchange Notes will not contain certain provisions providing for an increase in the interest rate paid thereon. The Outstanding Notes have been, and the Exchange Notes will be, issued under an Indenture dated as of August 19, 1997 among the Company, the Subsidiary Guarantors (as defined in the Prospectus) and U.S. Trust Company of Texas, N.A., as trustee. The term "Expiration Date" shall
mean 5:00 p.m. New York City time, on November   , 1997, unless the Exchange
Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     The Letter of Transmittal is to be completed by holders of Outstanding Notes either (i) if the Outstanding Notes are forwarded herewith or (ii) if tender of Outstanding Notes is to be made by book-entry transfer to an account maintained by U.S. Trust Company of Texas, N.A. (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

     Holders of Outstanding Notes whose certificates (the "Certificates") for such Outstanding Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. See Instruction 1.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                  BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

                    ALL TENDERING HOLDERS COMPLETE THIS BOX

-----------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF OUTSTANDING NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------
                                                          OUTSTANDING          PRINCIPAL           NUMBER OF
                                                        NOTES TENDERED         AMOUNT OF      BENEFICIAL HOLDERS
  NAME AND ADDRESS OF REGISTERED                            (ATTACH           OUTSTANDING          FOR WHOM
               HOLDER                  CERTIFICATE      ADDITIONAL LIST     NOTES (IF LESS        OUTSTANDING
     (PLEASE FILL IN IF BLANK)          NUMBERS*         IF NECESSARY)        THAN ALL)**       NOTES ARE HELD
-----------------------------------------------------------------------------------------------------------------
                                                                                   $
-----------------------------------------------------------------------------------------------------------------
                                                                                   $
-----------------------------------------------------------------------------------------------------------------
                                                                                   $
-----------------------------------------------------------------------------------------------------------------
      Total Amount Tendered:                                                       $
-----------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Outstanding Notes may be tendered in integral multiples of $1,000. All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column.
-----------------------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY
     BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER (SEE INSTRUCTION 1)):

     Name of Tendering Institution:

  ------------------------------------------------------------------------------

     DTC Account Number:
     ---------------------------------------------------------------------------

     Transaction Code Number:
     ---------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED
     DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 5):

     Name of Registered Holder(s):

  ------------------------------------------------------------------------------

     Window Ticket Number (if any):

    ----------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
     -------------------------------------------------------

     Name of Institution which executed the notice of Guaranteed Delivery:
     ------------------------------------

     If Guaranteed Delivery is to be made by Book-Entry Transfer:
     ---------------------------------------------

     Name of Tendering Institution:

  ------------------------------------------------------------------------------

     DTC Account Number:
     ---------------------------------------------------------------------------

     Transaction Code Number:
     ---------------------------------------------------------------------------

[ ]  CHECK HERE IF OUTSTANDING NOTES TENDERED BY BOOK-ENTRY TRANSFER
     BUT NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
     ---------------------------------------------------------------------------

     Address:
     ---------------------------------------------------------------------------

     Area Code and Telephone Number:
     -------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company the above described aggregate principal amount of Outstanding Notes in exchange for a like aggregate principal amount of Exchange Notes.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or, upon the order of the Company, all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Outstanding Notes together with all accompanying evidence of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (ii) present Certificates for such Outstanding Notes for transfer, and to transfer the Outstanding Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC) without expense to the tendering holder, as soon as practicable following the withdrawal or rejection of tender or the expiration or termination of the Exchange Offer.

     The undersigned understands that tender of Outstanding Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering and -- Guaranteed Delivery Procedures" in the Prospectus and in this Letter of Transmittal, and the Company's acceptance for exchange of such tendered Outstanding Notes, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Registration Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (II) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES BY TENDERING OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL. A HOLDER OF OUTSTANDING NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OUTSTANDING NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE OR (B) SUCH OUTSTANDING NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR OUTSTANDING NOTES, WHERE SUCH OUTSTANDING NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR
OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING      DAYS AFTER THE EXPIRATION
DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUM-

STANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES,
IT SHALL EXTEND THE      DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING
BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY GIVES NOTICE THAT THE SALE OF EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

     Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive accrued interest on such Outstanding Notes for any period from and after the exchange of such Outstanding Notes for the Exchange Notes.

     Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE [     ])
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Outstanding Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes). If signature is by an attorney-in-fact, trustee, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------
                          (Signature(s) of Holder(s))

Dated  ______________ , 1997

Name(s):
--------------------------------------------------------------------------------
                                     (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                  (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------

Tax Identification or Social Security Number:
----------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 2 and 5)

--------------------------------------------------------------------------------
                             (Authorized Signature)

Date:  ______________ , 1997

Name of Firm:
--------------------------------------------------------------------------------

Capacity (full title):
--------------------------------------------------------------------------------
                                          (Please Print)

Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                  (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above.

Issue

[ ] Exchange Notes and/or

[ ] Outstanding Notes not tendered

to:

Name(s):

           --------------------------------------------------------

Address:

         --------------------------------------------------------

         --------------------------------------------------------

         --------------------------------------------------------
                                   (Include Zip Code)

Area Code and
Telephone Number:

                     -------------------------------------------------------

Tax Identification or
Social Security Number(s):

                         -------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if Exchange Notes are to be sent to someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail

[ ] Exchange Notes and/or

[ ] Outstanding Notes not tendered

to:

Name(s):

           --------------------------------------------------------

Address:

         --------------------------------------------------------

         --------------------------------------------------------

         --------------------------------------------------------
                                   (Include Zip Code)

Area Code and
Telephone Number:

                     -------------------------------------------------------

Tax Identification or
Social Security Number(s):

                         -------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES, GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus. Certificates for Outstanding Notes being tendered, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Outstanding Notes may be tendered in integral multiples of $1,000.

     Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer prior to the Expiration Date may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date; and (iii) the Certificates (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (as defined in the Prospectus)) representing all tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the Expiration Date, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such notice. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act, including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a securities transfer association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder has completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Outstanding Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than all the Outstanding Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the box entitled "Principal Amount of Outstanding Notes Tendered (if less than all)." In such case, the holder will receive new Certificate(s) for the remainder of the Outstanding Notes, promptly after the Expiration Date. All Outstanding Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the certificate number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor and (v) if applicable because the Outstanding Notes have been tendered pursuant to book-entry procedures, specify the name and number of the participant's account at DTC to be credited, if different from that of the depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly tendered. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company, in its sole discretion, of their authority to so act must be submitted with this Letter of Transmittal.

     When this Letter of Transmittal is signed by the registered owner(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Outstanding Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed by the registered owner(s) exactly as the name or names of the registered owner(s) appear(s) on the Certificates[, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes]. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     If tendered Outstanding Notes are registered in the name of the signer of the Letter of Transmittal and the Exchange Notes to be issued in exchange therefor are to be issued (and any untendered Outstanding Notes are to be reissued) in the name of the registered holder (including any participant in The Depository Trust Company (also referred to as a book-entry facility) whose name appears on a security listing as the owner of Outstanding Notes), the signature of such signer need not be guaranteed. In any other case, the tendered Outstanding Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

     6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions" or defects, irregularities or conditions of tender as to particular Outstanding Notes, whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. No tender of Outstanding Notes will be deemed to have been validly made until all irregularities with respect to such tender have been waived or cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, any affiliate or assign of the Company or the Exchange Agent nor any person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING, SUBSTITUTE FORM W-9. Under the U.S. Federal income tax law, a Holder whose tendered Outstanding Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or the payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Exchange Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 3 of Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder or other payee must also complete the certifications in Part 2 and the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made to the payee 7 days following receipt by the Exchange Agent of the Certificate of Awaiting Taxpayer Identification Number and prior to the time a properly certified TIN is provided to the Exchange Agent.

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of Outstanding Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Outstanding Notes. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal Income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be applied for.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Outstanding Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed by the Exchange Agent as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     11. SECURITY TRANSFER TAXES. Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, certificates representing the Exchange Notes or the Outstanding Notes for the principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: U.S. TRUST COMPANY OF TEXAS, N.A.
------------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                        PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT             Social Security Number or
                                    RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.           Employer Identification Number
  FORM W-9                                                                                ------------------------------------
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE
                                   ---------------------------------------------------------------------------------------------
                                    PART 2 -- CERTIFICATIONS -- Under penalties of perjury, I certify that:
  PAYER'S REQUEST FOR
  TAXPAYER IDENTIFICATION           (1) The number shown on this form is my correct Taxpayer Identification Number (or I am
  NUMBER ("TIN")                        waiting for a number to be issued to me) and
                                    (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                    THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                    OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
                                   ---------------------------------------------------------------------------------------------

                                                                                                         PART 3
                                    Signature ------------------------------------------            Awaiting TIN [ ]
                                    Date-----------------------------------------------
                                    Name (please print)------------------------------
                                    Address (please print)----------------------------
                                   -----------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO EXCHANGE NOTES EXCHANGED PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. Moreover, I understand that during this 60-day period, 31% of all reportable payments made to me will be withheld commencing 7 business days after the payor receives this Certificate of Awaiting Taxpayer Identification Number and terminating on the date I provide a certified TIN to the payor.

Signature
------------------------------------------------                            Date
------------------------------------

Name (please print)
--------------------------------------------------------------------------------

Address (please print)
--------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                     9 3/4% SERIES A SENIOR NOTES DUE 2007
                  (PRINCIPAL SERIES A AMOUNT $1,000 PER NOTE)
                                       OF

                           DAILEY INTERNATIONAL INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used for a holder of the Issuer's (as defined below) 9 3/4% Series A Senior Notes due 2007 (the "Outstanding Notes") to accept the Exchange Offer (as defined below) if (i) certificates for such holder's Outstanding Notes are not immediately available, (ii) such holder cannot deliver its certificates for Outstanding Notes, the Letter of Transmittal or any other required documents to U.S. Trust Company of Texas, N.A. (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed prior to the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand, [overnight courier or] mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       U.S. TRUST COMPANY OF TEXAS, N.A.

           By mail:                        By hand:                   By overnight mail:

                             For information call:
                                    Confirm:
                                   Facsimile:

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Dailey International Inc., a Delaware corporation (the "Issuer"), upon the terms and subject to the conditions set
forth in the Prospectus dated October   , 1997 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on November   , 1997, unless extended
by the Issuer. The term "Expiration Date" shall mean 5:00 p.m., New York City
time, on November   , 1997, unless the Exchange Offer is extended as
provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

                                   SIGNATURE

X
---------------------------------------------------------------            Date:
---------------------

X
---------------------------------------------------------------            Date:
---------------------
      Signature(s) of Registered Holder(s)
             or Authorized Signatory

Area Code and Telephone Number:
--------------------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------
                                     (Please Print)

Capacity (full title,
if signing in a fiduciary
or representative capacity):
------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

Taxpayer Identification
Number or Social Security No.:
-------------------------------------------------------------------------

Aggregate Principal Amount of
Outstanding Notes Tendered (must
be integral multiples of $1,000): $
----------------------------------------------------------------------

Certificate Number(s) of
Outstanding Notes (if available):
-----------------------------------------------------------------------

Aggregate Principal Amount
Represented by Certificate(s): $
------------------------------------------------------------------------

IF TENDERED OUTSTANDING NOTES
WILL BE DELIVERED BY BOOK-ENTRY
TRANSFER, PROVIDE THE DEPOSITORY
TRUST COMPANY ("DTC") ACCOUNT NO.
AND TRANSACTION CODE (if available):
---------------------------------------------------------

Account No.:
--------------------------------------------------------------------------------

Transaction No.:
--------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof), [or an Agent's Message,] as well as the certificate(s) representing all tendered Outstanding Notes in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC as described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.

Name of Eligible Institution:
--------------------------------------------------------------------------------
                                          Authorized Signature

Address: -------------------------------------------       Name: --------------------------------------------
          -------------------------------------------      Title: ----------------------------------------------
          -------------------------------------------      Date: ---------------------------------------------

Area Code and Telephone No.
------------------------

     NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF OUTSTANDING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                           DAILEY INTERNATIONAL INC.

          OFFER TO EXCHANGE ITS 9 3/4% SERIES B SENIOR NOTES DUE 2007
                      WHICH HAVE BEEN REGISTERED UNDER THE
           SECURITIES ACT OF 1933 FOR ANY AND ALL OF ITS OUTSTANDING
                     9 3/4% SERIES A SENIOR NOTES DUE 2007
                       (PRINCIPAL AMOUNT $1,000 PER NOTE)
                           PURSUANT TO THE PROSPECTUS
                         DATED OCTOBER          , 1997

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON NOVEMBER             , 1997 UNLESS THE OFFER IS EXTENDED.

To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

     Dailey International Inc., a Delaware corporation (the "Issuer"), is offering, upon the terms and subject to the conditions set forth in the
Prospectus dated October   , 1997 (the "Prospectus") and the accompanying Letter
of Transmittal enclosed herewith (which together constitute the "Exchange Offer"), to exchange its 9 3/4% Series B Senior Notes due 2007 (the "Exchange Notes") for a like principal amount of its outstanding 9 3/4% Series A Senior Notes due 2007 (the "Outstanding Notes", and together with the Exchange Notes, the "Notes"). The Exchange Notes will be unsecured obligations of the Company and are identical in all respects to the Outstanding Notes, except (i) the Exchange Notes have been registered pursuant to the Securities Act of 1933, as amended (the "Securities Act") and, therefore, will not bear legends restricting their transfer, (ii) the holders of the Exchange Notes will not be entitled to certain rights under the Registration Rights Agreement dated as of August 19, 1997 among the Company, the Subsidiary Guarantors (as defined in the Prospectus) and the Initial Purchaser (as defined in the Prospectus) of the Outstanding Notes, and (iii) the Exchange Notes will not contain certain provisions providing for an increase in the interest rate paid thereon. The Outstanding Notes have been, and the Exchange Notes will be, issued under an Indenture dated as of August 19, 1997 among the Company, the Subsidiary Guarantors (as defined in the Prospectus) and U.S. Trust Company of Texas, N.A., as trustee. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000.

     THE EXCHANGE OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE "THE EXCHANGE OFFER -- CONDITIONS" IN THE PROSPECTUS.

     Enclosed herewith for your information and forwarding to your clients are copies of the following documents:

          1. the Prospectus, dated October   , 1997;

          2. the Letter of Transmittal for your use and for the information of your clients (facsimile copies of the Letter of Transmittal may be used to tender Outstanding Notes);

          3. a form of letter which may be sent to your clients for whose accounts you hold Outstanding Notes registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

          4. a Notice of Guaranteed Delivery.

     YOUR PROMPT ACTION IS REQUESTED. PLEASE NOTE THAT THE EXCHANGE OFFER WILL
EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER             , 1997, UNLESS
EXTENDED. PLEASE FURNISH COPIES OF THE ENCLOSED MATERIALS TO THOSE OF YOUR CLIENTS FOR WHOM YOU HOLD OUTSTANDING NOTES REGISTERED IN YOUR NAME OR IN THE NAME OF YOUR NOMINEE AS QUICKLY AS POSSIBLE.

     In all cases, exchanges of Outstanding Notes accepted for exchange pursuant to the Exchange Offer will be made only after receipt by the Exchange Agent of
(a) certificates representing such Outstanding Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility (as defined in the Prospectus), as the case may be, (b) the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, [or an Agent's Message (as defined in the Prospectus)] and (c) any other required documents.

     Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, the Letter of Transmittal [or an Agent's Message] or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfer prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

     The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Outstanding Notes residing in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

     The Issuer will not make any payments to brokers, dealers or other persons for soliciting acceptances of the Exchange Offer. The Issuer will, however, upon request, reimburse you for customary clerical and mailing expenses incurred by you in forwarding any of the enclosed materials to your clients. The Issuer will pay or cause to be paid any transfer taxes payable on the transfer of Outstanding Notes to it, except as otherwise provided in the Letter of Transmittal.

     Questions and requests for assistance with respect to the Exchange Offer or for copies of the Prospectus and Letter of Transmittal may be directed to the Exchange Agent at its address set forth in the Prospectus or at
[(  )          ].

                                            Very truly yours,

                                            DAILEY INTERNATIONAL INC.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE ISSUER OR ANY AFFILIATE THEREOF, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS OR USE ANY DOCUMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS CONTAINED THEREIN.

                           DAILEY INTERNATIONAL INC.

                             OFFER TO EXCHANGE ITS
                     9 3/4% SERIES B SENIOR NOTES DUE 2007
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                     9 3/4% SERIES A SENIOR NOTES DUE 2007
                       (PRINCIPAL AMOUNT $1,000 PER NOTE)
                           PURSUANT TO THE PROSPECTUS
                            DATED OCTOBER    , 1997

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON NOVEMBER             , 1997 UNLESS THE OFFER IS EXTENDED.

TO OUR CLIENTS:

     Enclosed for your consideration is a Prospectus dated October   , 1997 (the
"Prospectus") and a Letter of Transmittal (which together constitute the "Exchange Offer") relating to the offer by Dailey International Inc. (the "Issuer") to exchange its 9 3/4% Series B Senior Notes due 2007 (the "Exchange Notes") for a like principal amount of its outstanding 9 3/4% Series A Senior Notes due 2007 (the "Outstanding Notes", and together with the Exchange Notes, the "Notes"). The Exchange Notes will be unsecured obligations of the Company and are identical in all respects to the Outstanding Notes, except (i) the Exchange Notes have been registered pursuant to the Securities Act of 1933, as amended (the "Securities Act") and, therefore, will not bear legends restricting their transfer, (ii) the holders of the Exchange Notes will not be entitled to certain rights under the Registration Rights Agreement dated as of August 19, 1997 among the Company, the Subsidiary Guarantors (as defined in the Prospectus) and the Initial Purchaser (as defined in the Prospectus) of the Outstanding Notes, and (iii) the Exchange Notes will not contain certain provisions providing for an increase in the interest rate paid thereon. The Outstanding Notes have been, and the Exchange Notes will be, issued under an Indenture dated as of August 19, 1997 among the Company, the Subsidiary Guarantors (as defined in the Prospectus) and U.S. Trust Company of Texas, N.A., as trustee. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000.

     The enclosed material is being forwarded to you as the beneficial owner of Outstanding Notes held by us for your account at benefit but not registered in your name. An exchange of any Outstanding Notes may only be made by us as the registered Holder pursuant to your instructions. Therefore, the Issuer urges beneficial owners of Outstanding Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such Holder promptly if they wish to exchange Outstanding Notes in the Exchange Offer.

     Accordingly, we request instructions as to whether you wish us to exchange any or all such Outstanding Notes held by us for your account or benefit, pursuant to the terms and conditions set forth in the Prospectus and Letter of Transmittal. We urge you to read carefully the Prospectus and Letter of Transmittal before instructing us to exchange your Outstanding Notes.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to exchange Outstanding Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer expires at 5:00
p.m., New York City time, on November   , 1997, unless extended. The term
"Expiration Date" shall mean 5:00 p.m., New York City time, on November   ,
1997, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. A tender of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     Your attention is directed to the following:

          1. The Exchange Offer is for the exchange of $1,000 principal amount of Exchange Notes for each $1,000 principal amount of Outstanding Notes. $115,000,000 aggregate principal amount of Outstanding Notes was
     outstanding as of October   , 1997.

          2. THE EXCHANGE OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE "THE EXCHANGE OFFER -- CONDITIONS" IN THE PROSPECTUS.

          3. The Exchange Offer and withdrawal rights will expire at 5:00 p.m.,
     New York City time, on November   , 1997, unless extended.

          4. The Issuer has agreed to pay certain expenses of the Exchange Offer. Any transfer taxes incident to the transfer of Outstanding Notes from the tendering Holder to the Issuer will be paid by the Issuer, except as provided in the Prospectus and the Letter of Transmittal. See "The Exchange Offer -- Fees and Expenses" in the Prospectus.

     The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of Holders of Outstanding Notes, residing in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

     If you wish us to tender any or all of your Outstanding Notes held by us for your account or benefit, please do instruct us by completing, executing and returning to us the attached instruction form. The accompanying Letter of Transmittal is furnished to you for informational purposes only and may not be used by you to exchange Outstanding Notes held by us and registered in our name for your account or benefit.

                                  INSTRUCTIONS

     The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer of Dailey International Inc.

     This will instruct you to tender for exchange the aggregate principal amount of Outstanding Notes indicated below (or, if no aggregate principal amount is indicated below, all Outstanding Notes) held by you for the account or benefit of the undersigned, pursuant to the terms of and conditions set forth in the Prospectus and the Letter of Transmittal.

  Aggregate Principal Amount of Outstanding Notes to be tendered for exchange:

                                       $
                        ------------------------------ *

*I (we) understand that if I (we) sign this instruction form without indicating an aggregate principal amount of Outstanding Notes in the space above, all Outstanding Notes held by you for my (our) account will be tendered for exchange.

                                            ------------------------------------

                                            ------------------------------------
                                            Signature(s)

                                            ------------------------------------
                                            Capacity (full title) if signing in
                                            a
                                            fiduciary or representative capacity

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------
                                            Name(s) and address, including zip
                                            code

                                            Date:
                                            ------------------------------------

                                            ------------------------------------
                                            Area Code and Telephone Number

                                            ------------------------------------
                                            Taxpayer Identification or Social
                                            Security No.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens (i.e. 000-00-0000). Employer identification numbers have nine digits separated by only one hyphen (i.e. 00-0000000). The table below will help determine the number to give the payer.

--------------------------------------------------------------
                                              GIVE THE
                                          SOCIAL SECURITY
     FOR THIS TYPE OF ACCOUNT:              NUMBER OF --
--------------------------------------------------------------
 1.  An individual's account          The individual
 2.  Two or more individuals (joint   The actual owner of the
     account)                         account or, if combined
                                      funds, any one of the
                                      individual(s)
 3.  Husband and wife (joint          The actual owner of the
     account)                         account or, if joint
                                      funds, either person(1)
 4.  Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)  The adult or, if the
                                      minor is the only
                                      contributor, the
                                      minor(1)
 6.  Account in the name of guardian  The ward, minor, or
     or committee for a designated    incompetent person(3)
     ward, minor or incompetent
     person
 7.  a. The usual revocable savings   The grantor-trustee(1)
        trust (grantor is also
        trustee)
     b. So-called trust account that  The actual owner(1)
        is not a legal or valid
        trust under state law
 8.  Sole proprietorship              The owner(4)
--------------------------------------------------------------

--------------------------------------------------------------
                                         GIVE THE EMPLOYER
                                           IDENTIFICATION
     FOR THIS TYPE OF ACCOUNT:              NUMBER OF --
--------------------------------------------------------------
 9.  A valid trust, estate or         The legal entity (5) (Do
     pension trust                    not furnish the
                                      identifying number of
                                      the personal
                                      representative or
                                      trustee unless the legal
                                      entity itself is not
                                      designated in the
                                      account title.)
10.  Corporate account                The corporation
11.  Religious, charitable or         The organization
     educational organization
     account
12.  Partnership account              The partnership
13.  Association, club or other tax-  The organization
     exempt organization
14.  A broker or registered nominee   The broker or nominee
15.  Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district or prison) that
     receives agricultural program
     payments
--------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust. NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- A corporation.

- A financial institution.

- An organization exempt from tax under Section 501(a), of the Internal Revenue Code or an individual retirement plan.

- The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency, or instrumentality thereof.

- A dealer in securities or commodities required to register in the United States or a possession of the United States.

- A real estate investment trust.

- A common trust fund operated by a bank under Section 584(a) of the Internal Revenue Code.

- An exempt charitable remainder trust, or a non-exempt trust described in
  Section 4947(a)(1) of the Internal Revenue Code.

- An entity registered at all times under the Investment Company Act of 1940.

- A foreign central bank of issue.

Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Internal Revenue Code).

- Payments described in Section 6049(b)(5) of the Internal Revenue Code.

- Payments on tax-free covenant bonds under Section 1451 of the Internal Revenue Code.

- Payments made by certain foreign organizations.

Exempt payees described above must still complete the Substitute Form W-9 enclosed herewith to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N of the Internal Revenue Code.

PRIVACY ACT NOTICE. -- Section 6109 of the Internal Revenue Code requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the Internal Revenue Service. Internal Revenue Service uses the numbers for identification purposes and to help verify the accuracy of the recipient's tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of the gross amount of interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.